UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2014 (December 11, 2014)

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California		94043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On December 11, 2014, Alexza Pharmaceuticals, Inc. (“Alexza”) and Autoliv ASP, Inc. (“Autoliv”) entered into Amendment No. 3 (the “Amendment”) to the Manufacturing and Supply Agreement (the “Agreement”) dated as of November 2, 2007, as amended June 30, 2010 and February 15, 2011. Under the terms of the Agreement, Autoliv agreed to manufacture, assemble and test heat packages that can be incorporated into Alexza’s proprietary single dose commercial Staccato® device (the “Chemical Heat Packages”).

Pursuant to the Amendment, Autoliv and Alexza have agreed (i) that the termination letter delivered by Autoliv to Alexza regarding the termination of the Agreement, dated as of October 29, 2013 and as described in that certain Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 1, 2013, is null and void, (ii) to extend the term of the Agreement to December 31, 2017, (ii) that the Agreement may no longer be terminated at the convenience of the parties prior to December 31, 2017 and thereafter shall be terminable upon 15 months prior notice by either party, (iii) that Alexza shall have the right to engage a second, co-exclusive supplier (a “Second Source Supplier”) to manufacture and supply Alexza with Chemical Heat Packages, (iv) that a certain production line for the commercial manufacture of Chemical Heat Packages, ownership of which has fully vested to Alexza, shall be transferred to the Second Source Supplier and (v) that Autoliv shall supplement Alexza’s current commercial production line with a second commercial production line of similar design and capacity.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment which will be filed with the Securities and Exchange Commission as an exhibit to Alexza’s Annual Report on Form 10-K for the fiscal year ending December 31, 2014.

The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Amendment. The omitted material will be included in the request for confidential treatment.

On December 16, 2014, Alexza issued a press release describing the Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release entitled “Alexza Amends Autoliv Agreement for Heat Packages Used in ADASUVE®” dated December 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.

Date: December 16, 2014
	By:	/s/ Thomas B. King
Thomas B. King President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release entitled “Alexza Amends Autoliv Agreement for Heat Packages Used in ADASUVE®” dated December 16, 2014.